UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2006

ALLIANCE FINANCIAL CORPORATION
(Exact name of Registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	000-15366 (Commission File Number)	16-1276885 (I.R.S. Employer Identification No.)

120 Madison Street, Syracuse, New York (Address of principal executive offices)	13202 (Zip Code)

(315) 475-4478
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On October 6, 2006, Alliance Financial Corporation (the “Company”) completed its acquisition by merger of Bridge Street Financial, Inc. (“Bridge Street”), the holding company for Oswego County National Bank. Also on that date, Bridge Street’s wholly-owned subsidiary, Oswego County National Bank, merged into the Company’s wholly-owned subsidiary, Alliance Bank, N.A.

Bridge Street shareholders had the option of receiving 0.7547 shares of Alliance common stock or $23.06 per share of Bridge Street stock, or a combination thereof, subject to customary election and proration procedures. The deadline to submit election forms was October 4, and the Company expects the election and proration results to be available on or about October 16. Based on the number of Bridge Street shares outstanding as of the merger and the closing price of Alliance Financial Corporation common stock on October 6, 2006, the aggregate consideration was approximately $54.7 million.

In connection with the Bridge Street acquisition, Deborah F. Stanley and Lowell A. Seifter were appointed to the Company’s Board of Directors.

The Company’s Registration Statement on Form S-4 (File No. 333-135141), as amended, sets forth additional information regarding the Bridge Street acquisition.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

See Item 2.01

Item 7.01 Regulation FD Full Disclosure

On October 6, 2006, the Company issued a press release announcing the completion of the acquisition of Bridge Street Financial, Inc. and the appointment of Deborah F. Stanley and Lowell A. Seifter to the Company's Board of Directors.

The press release also announced the Board of Directors approval of a six month extension, through March 2007, of the Company’s stock repurchase program that was approved by the Company’s Board of Directors in September 2005. As reported in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2006, up to 126,312 additional shares may be repurchased under the program.

The press release is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a)   Financial statements of the business acquired

The consolidated financial statements of Bridge Street for the years ended December 31, 2005, 2004 and 2003 contained in its 2005 annual report on Form 10-K filed with the Securities and Exchange Commission on March 31, 2006 are incorporated herein by reference. The interim consolidated financial statements of Bridge Street included in its Quarterly Report on Form 10-Q for the quarter ended June 30, 2006 and March 31, 2006 filed with the Securities and Exchange Commission on August 14, 2006 and May 15, 2006, respectively, are also incorporated herein by reference.

(b)   Pro forma financial information

(i) Information required by this item is not included on this Form 8-K. The required information will be filed by an amendment to this Form 8-K no later than December 20, 2006.

(ii) Information required by this item is not included on this Form 8-K. The required information will be filed by an amendment to this Form 8-K no later than December 20, 2006.

(iii) Information required by this item is not included on this Form 8-K. The required information will be filed by an amendment to this Form 8-K no later than December 20, 2006.

(c) Exhibits

Exhibit Number	Description

99.1	Press release of Alliance Financial Corporation dated October 6, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 10, 2006	ALLIANCE FINANCIAL CORPORATION By: /s/ Jack H. Webb Chairman, President and Chief Executive Officer